Supplement to the

Fidelity® Select Portfolios®

Enterprise Technology Services Portfolio

April 29, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information for Enterprise Technology Services Portfolio found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.67%A,B

Distribution and/or Service (12b-1) fees	None

Other expenses	0.00%B

Total annual operating expenses	0.67%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.20% was previously charged under the services agreements.

B Adjusted to reflect current fees.

1 year	$ 68

3 years	$ 214

5 years	$ 373

10 years	$ 835

At its January 2023 meeting, the Board of Trustees (“Board”) approved changes to the name and an investment policy of the IT Services Portfolio (“Fund”). Effective June 1, 2023, the Fund will: (i) change its name to Enterprise Technology Services Portfolio; (ii) change its 80% policy to normally invest at least 80% of assets in securities of companies principally engaged in providing enterprise technology services; and (iii) change its supplemental benchmark index to the MSCI U.S. IMI Enterprise Technology Services 25/50 Index.

Effective June 1, 2023, the following information replaces similar information found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

•	Normally investing at least 80% of assets in securities of companies principally engaged in providing enterprise technology services.

At its January 2023 meeting, the Board also approved, subject to shareholder approval, a proposal to modify the Fund’s fundamental concentration policy. A meeting of the shareholders of the Fund will be held during the second quarter of 2023, to vote on this proposal. If approved by shareholders, the fundamental concentration policy will be modified to more closely align with the new fund name. If approved, the changes are expected to take effect on July 1, 2023 or the first day of the month following shareholder approval. The changes to the Fund’s name and the investment policy discussed above are not subject to shareholder approval and are expected to take effect on June 1, 2023 even if shareholders do not approve the proposed change to the concentration policy.

Shareholders should read the proxy statement, which contains important information about the concentration policy proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec.gov). Results of the shareholder meeting will appear in the fund’s next shareholder report.

The following information replaces similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Becky Baker (Co-Portfolio Manager) has managed the fund since 2020.

Elliot Mattingly (Co-Portfolio Manager) has managed the fund since 2024.

Effective June 30, 2024, Ms. Baker will no longer serve as Co-Portfolio Manager for the fund. At that time, Mr. Mattingly will assume sole portfolio manager responsibilities.

BSO-SUSTK-0324-106 1.9880370.106	March 1, 2024